UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 16, 2010

LIHUA INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o Lihua Holdings Limited
Houxiang Five-Star Industry District
Danyang City, Jiangsu Province
212312, PRC
(Address Of Principal Executive Offices) (Zip Code)

+86 (511) 8631 7399
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the registrant’s Form 8-K dated July 16, 2010 is being filed to clarify that the disclosure in paragraphs two and five, below, relates to the company’s two most recent fiscal years and interim period through July 16, 2010.  This amendment also adds the disclosure in paragraph four.

Item 4.01  Change in Registrant’s Certifying Accountant

On July 16, 2010, Lihua International, Inc. (the “Company”) engaged Crowe Horwath (HK) CPA Limited (“Crowe”) as its principal accountant and dismissed AGCA, Inc. (“AGCA”) from that role.  The change in accountants was approved by the Company’s Audit Committee.

In connection with the audit of the Company’s financial statements for the fiscal years ended December 31, 2009 and 2008 and the subsequent interim period through July 16, 2010, (i) there were no disagreements with AGCA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to AGCA’s satisfaction, would have caused AGCA to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 is a copy of AGCA’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K/A.

The reports of AGCA on the financial statements for either of the past two years contained no adverse opinion or a disclaimer of an opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to July 16, 2010, the Company did not consult with Crowe regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by Crowe that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Description

16.1	Letter of AGCA to the SEC dated July 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIHUA INTERNATIONAL, INC.

By:	/s/ Jianhua Zhu
Name:	Jianhua Zhu
Title:	Chief Executive Officer

Dated: July 22, 2010

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of AGCA to the SEC dated July 22, 2010